UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2025

North Haven Private Income Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01489	87-4562172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class S Units	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 15, 2025, SLIC Financing SPV LLC (“SLIC Financing SPV”), a wholly-owned subsidiary of North Haven Private Income Fund LLC (the “Company”), entered into an amendment (the “JPM Facility Amendment”) to the Second Amended and Restated Loan and Security Agreement, initially dated as of November 26, 2024 (as amended, the “JPM Funding Facility”), among SLIC Financing SPV LLC, as the borrower, the Company, as parent and as servicer and a pledgor, U.S. Bank Trust Company, National Association, as collateral agent and as collateral administrator, U.S. Bank National Association, as securities intermediary, JPMorgan Chase Bank, N.A., as administrative agent (“JPM”), the lenders party thereto, and the issuing banks party thereto.

The JPM Facility Amendment, among other things, (i) extends the reinvestment period to September 15, 2028, (ii) extends the scheduled termination date to September 15, 2030, (iii) decreases the applicable margin for each applicable reference rate from 2.25% per annum to 1.90% per annum (plus any applicable spread adjustment), and (iv) provides for payment of certain fees.

Borrowings under the JPM Funding Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the JPM Facility Amendment and is qualified in its entirety by reference to the copy of the JPM Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER
10.1*	Amendment No. 1 to the Second Amended and Restated Loan and Security Agreement, dated as of September 15, 2025, by and among SLIC Financing SPV LLC, as borrower, North Haven Private Income Fund LLC, as parent and as servicer, U.S. Bank Trust Company, National Association, as collateral agent and as collateral administrator, and U.S. Bank National Association, as securities intermediary, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and the issuing banks party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH HAVEN PRIVATE INCOME FUND LLC

Dated: September 16, 2025	By:	/s/ Orit Mizrachi
	Name:	Orit Mizrachi
	Title:	Co-President and Chief Operating Officer